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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549



                                 Form 8-K/A
                               Amendment No. 2


                               CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 August 8, 2001
               (Date of Report: Date of earliest event reported)


                           Faraday Financial, Inc.
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)


          DELAWARE                 0-22236               33-0565710
---------------------------- -----------------------  --------------------
(State or other jurisdiction (Commission File Number) (IRS Employer ID No.)
 of incorporation)


          145 South Main Street, Suite 1240, Salt Lake City, Utah 84111
          -------------------------------------------------------------
                    (Address of principal executive office)



Registrant's telephone number, including area code: (801)961-7356
                                                    --------------

                                NA
     ---------------------------------------------------------------------
        (Former name or former address, if changed since last report)














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         ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     Faraday Financial, Inc.'s former auditors Thurman Shaw & Co., L.C. informed Faraday on August 3, 2001, that because of an internal change of service strategy they were no longer be able to act as Faraday's auditors and had to resign. Thurman Shaw & Co. has indicated they will no longer be engaged in any SEC practice.

     During Faraday's two most recent fiscal years ended March 31, 2000 and 2001, respectively, and any subsequent interim period preceding Thurman Shaw & Co., L.C. resignation, Faraday had no disagreement with Thurman Shaw & Co. as to any matter of accounting principles or practices, financial statements disclosure or auditing scope or procedure in connection with its reports.

     Thurman Shaw & Co. had not issued any adverse opinion or disclaimer of opinion, or modified its opinion as to uncertainty, audit scope, or accounting principles other than Thurman Shaw & Co. did question Faraday's going concern status and ability to remain operational for a period of twelve months. The board reviewed the resignation of Thurman Shaw & Co. and accepted the resignation. The board of directors then hired Hansen Barnett & Maxwell of Salt Lake City, Utah as Faraday's new auditors on August 15, 2001. Faraday has authorized Thurman Shaw & Co. and Hansen Barnett & Maxwell to discuss any matters regarding Faraday's financial statements and accounting systems. The change in auditors has been approved by Faraday's board of directors. Faraday has not consulted Hansen Barnett & Maxwell on any particular accounting issues.

     Faraday has had no disagreements with Thurman Shaw & Co., whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Thurman Shaw & Co.'s satisfaction, would have caused it to make reference to the subject matter of the disagreements in connection with its report. Faraday had no disagreements or discussions with Thurman Shaw & Co. on any matters of concern to either party. Additionally Thurman Shaw & Co. had not expressed concern on Faraday's internal accounting controls or on any matters regarding management.

     Faraday has requested that Thurman Shaw and Hansen Barnett & Maxwell review the foregoing disclosure and for Thurman Shaw & Co. to provide letter addressed to the Securities an Exchange Commission stating whether they agree with the above statements and, if not, stating in what respects they do not agree. Thurman Shaw's letter is included as an exhibit to this report on Form 8-K.

                    ITEM 7.  EXHIBITS

     The following exhibits are included as part of this report:

            SEC
Exhibit     Reference
Number      Number            Title of Document                Location
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16          16.01          Revised Letter from Thurman Shaw
                           & Co. relating to its resignation     This filing

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                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                          Faraday Financial, Inc.


                                          By:   /s/
                                             ----------------------------
Date:    November 20, 2001                   Frank Gillen, President